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                                                                    Exhibit 99.3

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Royster-Clark, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Paul M. Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchanges Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ PAUL M. MURPHY
                                                -----------------------
                                                Paul M. Murphy
                                                Chief Financial Officer

March 28, 2003